                                                               EX-99.B(d)(2)(vi)

                   WCM Sub-Advisory Agreement with Funds Trust

                                   Appendix A

                  Arizona Tax-Free Fund
                  Asset Allocation Fund*
                  California Tax-Free Fund
                  California Limited Term Tax-Free Fund
                  California Tax-Free Money Market Fund
                  California Tax-Free Money Market Trust
                  Cash Investment Money Market Fund
                  Colorado Tax-Free Fund
                  Corporate Bond Fund
                  Diversified Bond Fund
                  Diversified Equity Fund
                  Diversified Small Cap Fund
                  Equity Income Fund
                  Equity Index Fund
                  Equity Value Fund
                  Government Institutional Money Market Fund
                  Government Money Market Fund
                  Growth Balanced Fund
                  Growth Equity Fund
                  Growth Fund
                  Income Fund
                  Income Plus Fund
                  Index Allocation Fund*
                  Index Fund
                  Intermediate Government Income Fund
                  International Equity Fund
                  Limited Term Government Income Fund
                  Liquidity Reserve Money Market Fund
                  Mid Cap Growth Fund
                  Minnesota Money Market Fund
                  Minnesota Tax-Free Fund
                  Moderate Balanced Fund
                  Money Market Fund
                  Money Market Trust
                  National Limited Term Tax-Free Fund
                  National Tax-Free Fund
                  National Tax-Free Institutional Money Market Fund National Tax-Free Money Market Fund
                  National Tax-Free Money Market Trust
                  Nebraska Tax-Free Fund
                  Oregon Tax-Free Fund
                  Overland Express Sweep Fund
                  Prime Investment Institutional Money Market Fund Prime Investment Money Market Fund
                  Small Cap Growth Fund
                  Strategic Growth Allocation Fund

---------------------------------
*   Effective April 15, 2002

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                  Strategic Income Fund
                  Treasury Plus Institutional Money Market Fund
                  Treasury Plus Money Market Fund
                  WealthBuilder Growth Portfolio
                  WealthBuilder Growth and Income Portfolio
                  WealthBuilder Growth Balanced Portfolio
                  Wells Fargo SIFE Specialized Financial Services Fund 100% Treasury Institutional Money Market Fund
                  100% Treasury Money Market Fund

Approved by Board of Trustees: October 24, 2000, May 8, 2001, August 7, 2001, November 6, 2001, December 23, 2001, and February 5, 2002.

Most Recent Annual Approval Date: August 7, 2001.

                                   SCHEDULE A

                             WELLS FARGO FUNDS TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                  FEE AGREEMENT

     This fee agreement is made as of the 8th day of March, 2002, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

     WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

     WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

     NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates listed for each Fund listed in Appendix A, and for the Diversified Bond Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Growth Balanced Fund, Growth Equity Fund, Index Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund and Strategic Income Fund:

     for the assets formerly invested in the Equity Income Portfolio

          a.   0.25% on the first $200 million;
          b.   0.20% on the next $200 million;
          c.   0.15% on all sums in excess of $400 million.

     for the assets formerly invested in the Index Portfolio

          a.   0.02% on the first $200 million; and
          b.   0.01% on all sums in excess of $200 million.

     for the assets formerly invested in International Equity Portfolio

          a.   0.35% on the first $200 million;
          b.   0.25% on all sums in excess of $200 million.

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     for the assets formerly invested in Small Cap Index Portfolio

          a.   0.02% on the first $200 million;
          b.   0.01% on all sums in excess of $200 million.

provided, that no fee shall be payable hereunder with respect to any of the Funds listed above during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) or 12(d)(1)(G) under the Act.

     However, the sub-adviser shall receive a fee of 0.05% of the assets of the Growth Balanced Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund and Strategic Income Fund and 0.05% from each WealthBuilder Portfolio for providing services with respect to which Core Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Core Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

     The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

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IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                    WELLS FARGO FUNDS MANAGEMENT, LLC


                                    By: /s/ Andrew Owen
                                        ----------------------------------------
                                            Andrew Owen
                                            Vice President

                                    WELLS CAPITAL MANAGEMENT INCORPORATED


                                    By: /s/ David O'Keefe
                                        ----------------------------------------
                                            David O'Keefe
                                            Chief Financial Officer

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                            Appendix A to Schedule A

-------------------------------------------------------------------------------
                                                       Fee as % of Avg.
Funds Trust Funds                                      Daily Net Assets

-------------------------------------------------------------------------------
Arizona Tax-Free Fund                                  0-400M        0.15
                                                       400-800M      0.125
                                                       **800M        0.10
-------------------------------------------------------------------------------
Asset Allocation Fund*                                 0-1000M       0.15
                                                       **1000M       0.10
-------------------------------------------------------------------------------
California Tax-Free Fund                               0-400M        0.15
                                                       400-800M      0.125
                                                       **800M        0.10
-------------------------------------------------------------------------------
California Limited Term Tax-Free Fund                  0-400M        0.15
                                                       400-800M      0.125
                                                       **800M        0.10
-------------------------------------------------------------------------------
California Tax-Free Money Market Fund                  0-1000M       0.05
                                                       **1000M       0.04
-------------------------------------------------------------------------------
California Tax-Free Money Market Trust                 0-1000M       0.0
                                                       **1000M       0.0
-------------------------------------------------------------------------------
Cash Investment Money Market Fund                      0-1000M       0.05
                                                       **1000M       0.04
-------------------------------------------------------------------------------
Colorado Tax-Free Fund                                 0-400M        0.15
                                                       400-800M      0.125
                                                       **800M        0.10
-------------------------------------------------------------------------------
Corporate Bond Fund                                    0-400M        0.15
                                                       400-800M      0.125
                                                       **800M        0.10
-------------------------------------------------------------------------------
Equity Index Fund                                      0-200M        0.02
                                                       **200M        0.01
-------------------------------------------------------------------------------
Equity Value Fund                                      0-200M        0.25
                                                       200-400M      0.20
                                                       **400M        0.15
-------------------------------------------------------------------------------
Government Institutional Money Market Fund             0-1000M       0.05
                                                       **1000M       0.04
-------------------------------------------------------------------------------
Government Money Market Fund                           0-1000M       0.05
                                                       **1000M       0.04
-------------------------------------------------------------------------------
Growth Fund                                            0-200M        0.25
                                                       200-400M      0.20
                                                       **400M        0.15
-------------------------------------------------------------------------------
Income Fund                                            0-400M        0.15
                                                       400-800M      0.125
                                                       **800M        0.10
-------------------------------------------------------------------------------
Income Plus Fund                                       0-400M        0.20
                                                       400-800M      0.175
                                                       **800M        0.15
-------------------------------------------------------------------------------
Index Allocation Fund*                                 0-1000M       0.15
                                                       **1000M       0.10
-------------------------------------------------------------------------------
Intermediate Government Income Fund                    0-400M        0.15
                                                       400-800M      0.125
                                                       **800M        0.10
-------------------------------------------------------------------------------

** denotes greater than

----------------
* Effective April 15, 2002

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--------------------------------------------------------------------------------
Funds Trust Funds                                          Fee as % of Avg.
                                                           Daily Net Assets

--------------------------------------------------------------------------------
International Equity Fund                                  0-200M       0.35
                                                           **200M       0.25
--------------------------------------------------------------------------------
Limited Term Government Income Fund                        0-400M       0.15
                                                           400-800M     0.125
                                                           **800M       0.10
--------------------------------------------------------------------------------
Liquidity Reserve Money Market Fund                        0-1000M      0.05
                                                           **1000M      0.04
--------------------------------------------------------------------------------
Mid Cap Growth Fund                                        0-200M       0.25
                                                           **200M       0.20
--------------------------------------------------------------------------------
Minnesota Money Market Fund                                0-1000M      0.05
                                                           **1000M      0.04
--------------------------------------------------------------------------------
Minnesota Tax-Free Fund                                    0-400M       0.15
                                                           400-800M     0.125
                                                           **800M       0.10
--------------------------------------------------------------------------------
Money Market Fund                                          0-1000M      0.05
                                                           **1000M      0.04
--------------------------------------------------------------------------------
Money Market Trust                                         0-1000M      0.00
                                                           **1000M      0.00
--------------------------------------------------------------------------------
National Limited Term Tax-Free Fund                        0-400M       0.15
                                                           400-800M     0.125
                                                           **800M       0.10
--------------------------------------------------------------------------------
National Tax-Free Fund                                     0-400M       0.15
                                                           400-800M     0.125
                                                           **800M       0.10
--------------------------------------------------------------------------------
National Tax-Free Institutional Money Market Fund          0-1000M      0.05
                                                           **1000M      0.04
--------------------------------------------------------------------------------
National  Tax-Free Money Market Fund                       0-1000M      0.05
                                                           **1000M      0.04
--------------------------------------------------------------------------------
National Tax-Free Money Market Trust                       0-1000M      0.0
                                                           **1000M      0.0
--------------------------------------------------------------------------------
Nebraska Tax-Free Fund                                     0-400M       0.15
                                                           400-800M     0.125
                                                           **800M       0.10
--------------------------------------------------------------------------------
Oregon Tax-Free Fund                                       0-400M       0.15
                                                           400-800M     0.125
                                                           **800M       0.10
--------------------------------------------------------------------------------
Overland Express Sweep Fund                                0-1000M      0.05
                                                           **1000M      0.04
--------------------------------------------------------------------------------
Prime Investment Institutional Money Market Fund           0-1000M      0.05
                                                           **1000M      0.04
--------------------------------------------------------------------------------
Prime Investment Money Market Fund                         0-1000M      0.05
                                                           **1000M      0.04
--------------------------------------------------------------------------------
Small Cap Growth Fund                                      0-200M       0.25
                                                           **200M       0.20
--------------------------------------------------------------------------------
Strategic Income Fund                                      0.05
--------------------------------------------------------------------------------
Treasury Plus Institutional Money Market Fund              0-1000M      0.05
                                                           **1000M      0.04
--------------------------------------------------------------------------------

** denotes greater than

--------------------------------------------------------------------------------
Funds Trust Funds                                          Fee as % of Avg.
                                                           Daily  Net Assets

--------------------------------------------------------------------------------
Treasury Plus Money Market Fund                            0-1000M     0.05
                                                           **1000M     0.04
--------------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio                    0.05
--------------------------------------------------------------------------------
WealthBuilder Growth and Income Portfolio                  0.05
--------------------------------------------------------------------------------
WealthBuilder Growth Portfolio                             0.05
--------------------------------------------------------------------------------
Wells Fargo SIFE Specialized Financial Services Fund       0-200M      0.25
                                                           200-400M    0.20
                                                           **400M      0.15
--------------------------------------------------------------------------------
100% Treasury Institutional Money Market Fund              0-1000M     0.05
                                                           **1000M     0.04
--------------------------------------------------------------------------------
100% Treasury Money Market Fund                            0-1000M     0.05
                                                           **1000M     0.04
--------------------------------------------------------------------------------

** denotes greater than